HCM Dividend Sector Plus Fund

Class A Shares HCMNX

Class A1 Shares HCMWX

Class I Shares HCMQX

Investor Class Shares HCMPX

HCM Tactical Growth Fund

Class A Shares HCMGX

Class I Shares HCMIX

Investor Class Shares HCMDX

HCM Income Plus Fund

Class A Shares HCMEX

Investor Class Shares HCMKX

Class I Shares HCMLX

(each a series of Northern Lights Fund Trust III)

Supplement dated July 29, 2021 to the Prospectus

Dated November 1, 2020

______________________________________________________________________

As of June 25, 2021, Brown Brothers Harriman & Co. (“BBH”), with its principal place of business at 50 Post Office Square, Boston, MA 02110, has replaced MUFG Union Bank, N.A. as custodian to the HCM Dividend Sector Plus Funds, HCM Tactical Growth Fund and HCM Income Plus Fund (collectively the “Funds”). Accordingly, all references to MUFG Union Bank, N.A. in the Funds’ Prospectus and SAI are removed and replaced with BBH. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

_________________________________

You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated November 1, 2020. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-855-969-8464.

Please retain this Supplement for future reference.